UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K
_______________

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2012
_______________

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

_______________

200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 27, 2012, Molina Healthcare’s Ohio health plan, Molina Healthcare of Ohio, Inc. (“Molina of Ohio”), was chosen to participate in the Southwest (Cincinnati), West Central (Dayton), and Central (Columbus) markets under the Ohio Integrated Care Delivery System (ICDS).  The Ohio ICDS is intended to improve care coordination for individuals enrolled in both Medicaid and Medicare.  The selection of Molina of Ohio was made by the Ohio Department of Jobs and Family Services (ODJFS) pursuant to the request for applications for qualified health plans to serve in the ICDS issued in April 2012.  The commencement of the ICDS is subject to the readiness review of the selected health plans, and the execution of three-way provider agreements between the health plans, ODJFS, and the Centers for Medicare and Medicaid Services (CMS). Enrollment of dual eligible members in the ICDS is expected to begin on April 1, 2013.

On August 27, 2012, we issued a press release announcing the decision of ODJFS.  The full text of the press release is included as Exhibit 99.1 to this report.

Note:  The information furnished pursuant to Item 7.01 of  this Form 8-K current report and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This report contains “forward-looking statements” regarding the selection of Molina of Ohio to participate in three markets of the Ohio ICDS. All of our forward-looking statements are based on our current expectations and assumptions that are subject to numerous known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially. Given these risks and uncertainties, we can give no assurances that our Ohio health plan will successfully complete its readiness review, that it will enter into a three-way provider agreement with ODJFS and CMS, or that enrollment of dual eligible members in the ICDS will begin on April 1, 2013, and we caution investors not to place undue reliance on these statements. A discussion of the risk factors facing Molina Healthcare can be found under Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2011, and in our other reports and filings with the Securities and Exchange Commission and available on its website at www.sec.gov. We disclaim any intent or obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit
No.	Description

99.1	Press release of Molina Healthcare, Inc. issued August 27, 2012, regarding Ohio ICDS contract award.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: August 27, 2012	By: /s/ Jeff D. Barlow
Jeff D. Barlow Sr. Vice President – General Counsel, and Secretary

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release of Molina Healthcare, Inc. issued August 27, 2012, regarding Ohio ICDS contract award.